UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

VISTRA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX	75039
(Address of principal executive offices)	(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	VST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on March 7, 2024 (the “Initial Form 8-K”), on March 1, 2024, Vistra Corp., a Delaware corporation (“Vistra”), completed its previously announced transaction pursuant to that certain Transaction Agreement dated as of March 6, 2023, by and among Vistra Operations Company, LLC, a Delaware limited liability company (“Parent”) and an indirect wholly owned subsidiary of Vistra, Black Pen Inc., a Delaware corporation (“Merger Sub”) and an indirect wholly-owned subsidiary of Parent, and Energy Harbor Corp., a Delaware corporation (“Energy Harbor”), pursuant to which, among other things, Merger Sub merged with and into Energy Harbor (the “Merger”), with Energy Harbor continuing as the surviving entity following the completion of the Merger. This Form 8-K/A amends the Initial Form 8-K to include certain financial statements and pro forma financial information in accordance with Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired

The audited consolidated financial statements of Energy Harbor Corp. and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2023 and 2022, the related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity, and cash flows for the years then ended, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma combined financial statements of Vistra as of December 31, 2023 and for the year ended December 31, 2023, giving effect to the Merger, are filed herewith as Exhibit 99.2 and incorporated herein by reference

(d) Exhibits

Exhibit No.	Description

23.1	Consent of UHY LLP (as to Energy Harbor Corp. financial statements).

99.1	Audited consolidated financial statements of Energy Harbor Corp. and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2023 and 2022, the related consolidated statements of operations and comprehensive income (loss), changes in stockholders’ equity, and cash flows for the years then ended.

99.2	Unaudited pro forma combined financial statements of Vistra as of December 31, 2023 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Corp.

Dated: April 9, 2024	/s/ Margaret Montemayor
	Name:	Margaret Montemayor
	Title:	Senior Vice President, Chief Accountant and Controller